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                                                                    EXHIBIT 99.1

                                                                   PRESS RELEASE

                                                                        CONTACT:
                                                              David M. Sugishita
                                                         Chief Financial Officer
                                                                  Synopsys, Inc.
                                                                    650-584-4257


                       SYNOPSYS PRO FORMA REVENUE UP 21%;
                             PRO FORMA EPS RISES 36%

                      RECORD SECOND QUARTER RESULTS POSTED

MOUNTAIN VIEW, CALIFORNIA. APRIL 22, 1999 - Synopsys Inc., today reported its second quarter results for the period ending April 3, 1999.

Revenue for the second quarter was $190.2 million, compared with pro forma revenue for the same period last year of $157.1 million, an increase of 21%. Pro forma net income, excluding unusual charges, was $44.3 million, or $0.60 per share, compared with pro forma net income of $30.3 million, or $0.44 per share, for the second quarter of fiscal 1998. This represents pro forma net income and earnings per share growth of 46% and 36%, respectively. The second quarter fiscal 1998 pro forma amounts exclude the PCB/Systems business of Viewlogic Systems (divested on October 2, 1998) as well as unusual charges.

Revenue for the second quarter was $190.2 million, compared with $170.1 million for the same period last year without adjusting for the Viewlogic divestiture, an increase of 12%. Actual net income for the second quarter was $26.6 million or $0.36 per share, compared with net income of $25.2 million, or $0.37 per share for the second quarter of fiscal 1998.

During the second quarter of fiscal 1999, Synopsys acquired Gambit Design Automation, Inc., Smartech OY and a Verilog code coverage verification tool, resulting in a combined charge to operations of $16.3 million as a write-off of in-process research and development.

Revenue for the first six months of fiscal 1999 was $370.4 million, compared with pro forma revenue for the same period last year of $316.0 million, an increase of 17%. Pro

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forma net income, excluding unusual charges, was $84.7 million or $1.16 per share, compared with pro forma net income of $52.1 million, or $0.76 per share for the same period last year. This represents pro forma net income and earnings per share growth of 63% and 53%, respectively. The first half-fiscal 1998 pro forma amounts exclude the PCB/Systems business of Viewlogic Systems as well as unusual charges.

Revenue for the first six months of fiscal 1999 was $370.4 million, compared with $344.3 million for the same period last year without adjusting for the Viewlogic divestiture, an increase of 8%. Actual net income for the first six months of fiscal 1999, including unusual charges, was $67.0 million or $0.92 per share, compared with $18.6 million or $0.27 per share for the same period last year.

"I'm pleased to report that Synopsys turned in record revenue and accelerating earnings growth for the second quarter," remarked Synopsys Chairman and CEO Dr. Aart de Geus. "While substantially growing our business this quarter, Synopsys also unveiled its roadmap for next generation physical design tools, along with our flagship Chip Architect product. This quarter marked the turning point for Synopsys in our aggressive strategy to introduce superior physical tools for complex SoC design."

During the course of the second quarter, the company completed several acquisitions. Synopsys acquired Gambit Design Automation, a privately held provider of place and route tools and back-end services located in San Jose, California. Synopsys had been an investor in Gambit since 1997. The acquisition will provide the company with IC layout tools to be used by the Synopsys Professional Services Group in delivering complete front to back end design flow solutions to its customers. The company also acquired Smartech OY of Finland, a privately held design services firm with specific expertise in the wireless market. Both acquisitions further strengthen Synopsys' professional services strategy of working alongside its customer partners in quickly getting their products to market. Additionally, Synopsys acquired the rights to "CoverMeter", a Verilog code coverage tool, from Advanced Technology Center of Massachusetts. The product has been integrated into Synopsys' verification portfolio and is being offered for sale to customers.


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About Synopsys

Synopsys, Inc., (NASDAQ: SNPS) is a leading supplier of electronic design automation (EDA) solutions to the global electronics market. The company provides comprehensive design technologies to creators of advanced integrated circuits, electronic systems, and systems on a chip. Synopsys also provides consulting services and support to its customers to streamline the overall design process and accelerate time to market. News and information are available at http://www.synopsys.com.

This release, other than historical information contained herein, may consist of forward-looking statements that involve risks and uncertainties. These statements may differ materially from actual future events or results. Factors which could cause results to differ from those projected herein include: a lower than anticipated level of investment in EDA tools by the company's customers; weakness in the semiconductor and or electronic systems industries; the continuation of adverse economic conditions in Japan and the Asia-Pacific region; failure of the company to successfully expand its consulting services business; increasing competition in the market for the company's products and services; and potential changes in the accounting treatment of mergers and acquisitions affecting the company's charges for in-process research and development. Readers are referred to documents filed by Synopsys with the Securities and Exchange Commission, specifically the most recent reports on Forms 10-K and 10-Q, which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements.

                                       ###

Synopsys is a registered trademark of Synopsys, Inc. All other trademarks mentioned in this release are the intellectual property of their respective owners.



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                                 SYNOPSYS, INC.

                 CONDENSED CONSOLIDATED STATEMENTS OF INCOME(1)
                      (in thousands, except per share data)
                                   (unaudited)

                                                     THREE MONTHS ENDED            SIX MONTHS ENDED
                                                          MARCH 31,                    MARCH 31,
                                                  ------------------------     ------------------------
                                                    1999           1998(2)       1999           1998(2)
                                                  --------        --------     --------        --------
Revenue:
    Product                                       $116,680        $103,063     $226,639        $213,488
    Service                                         73,506          67,042      143,773         130,829
                                                  --------        --------     --------        --------
        Total revenue                              190,186         170,105      370,412         344,317
                                                  --------        --------     --------        --------
Cost of revenue:
    Product                                          8,311           8,282       15,906          17,093
    Service                                         16,381          13,008       30,492          27,689
                                                  --------        --------     --------        --------
        Total cost of revenue                       24,692          21,290       46,398          44,782
                                                  --------        --------     --------        --------
Gross margin                                       165,494         148,815      324,014         299,535
                                                  --------        --------     --------        --------
Operating expenses:
    Research and development                        39,182          36,471       80,118          76,908
    Sales and marketing                             58,476          57,293      114,054         123,454
    General and administrative                      10,873          11,257       21,965          24,544
    Amortization of goodwill                         1,470              --        1,470              --
    Merger-related and other costs                      --          11,888           --          47,888
    In-process research and development
      and other costs                               16,267              --       16,267           4,191
                                                  --------        --------     --------        --------
        Total operating expenses                   126,268         116,909      233,874         276,985
                                                  --------        --------     --------        --------
Operating income                                    39,226          31,906       90,140          22,550
Other income, net                                    9,708           6,419       18,192          11,360
                                                  --------        --------     --------        --------
Income before provision for income taxes
    and extraordinary item                          48,934          38,325      108,332          33,910
Provision for income taxes                          22,313          13,151       41,320          17,225
                                                  --------        --------     --------        --------
Net income before extraordinary item                26,621          25,174       67,012          16,685
Extraordinary item, net of income tax expense           --              --           --           1,869
                                                  --------        --------     --------        --------
Net income                                        $ 26,621        $ 25,174     $ 67,012        $ 18,554
                                                  ========        ========     ========        ========
Basic earnings per share:
    Net income before extraordinary item          $   0.38        $   0.38     $   0.96        $   0.25
    Extraordinary item                                  --              --           --            0.03
                                                  --------        --------     --------        --------
    Net income                                    $   0.38        $   0.38     $   0.96        $   0.28
                                                  ========        ========     ========        ========
    Weighted average common shares                  70,286          65,950       69,739          65,605
                                                  ========        ========     ========        ========
Diluted earnings per share:
    Net income before extraordinary item          $   0.36        $   0.37     $   0.92        $   0.24
    Extraordinary item                                  --              --           --            0.03
                                                  --------        --------     --------        --------
    Net income                                    $   0.36        $   0.37     $   0.92        $   0.27
                                                  ========        ========     ========        ========
    Weighted average common shares
      and equivalents                               73,873          68,262       73,207          68,585
                                                  ========        ========     ========        ========

(1) The Company has a 52 week fiscal year for 1999 while fiscal year 1998 was a 53 week year. For presentation purposes, all financial statements refer to the quarter's calendar month end.

(2) Amounts and per share data for the periods presented have been retroactively restated to reflect the merger with Everest Design Automation, Inc.



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
                                 SYNOPSYS, INC.

                    CONDENSED CONSOLIDATED BALANCE SHEETS(1)
                                 (in thousands)
                                   (unaudited)

                                                           MARCH 31,          SEPTEMBER 30,
                                                             1999                1998(2)
                                                          ----------          ------------
ASSETS
Current assets:
    Cash and short-term investments                       $  685,901           $  604,630
    Accounts receivable, net                                 139,213              126,336
    Prepaid expenses, deferred taxes and other                45,205               42,461
                                                          ----------           ----------
      Total current assets                                   870,319              773,427
Property and equipment, net                                  119,072               99,998
Long-term investments                                         36,043               38,265
Other assets                                                  74,012               39,943
                                                          ----------           ----------
        Total assets                                      $1,099,446           $  951,633
                                                          ==========           ==========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
    Accounts payable and accrued liabilities              $  104,395           $  117,412
    Current portion of long-term debt                          8,949                7,783
    Income taxes payable                                      45,168               50,313
    Deferred revenue                                         102,621               93,160
                                                          ----------           ----------
      Total current liabilities                              261,133              268,668
                                                          ----------           ----------

Long-term debt                                                13,486               13,138
Deferred compensation                                          8,556                4,886
Stockholders' equity:
    Capital stock                                            502,986              424,654
    Retained earnings                                        302,821              240,465
    Treasury stock, at cost                                       --              (11,184)
    Accumulated other comprehensive income                    10,464               11,006
                                                          ----------           ----------
      Total stockholders' equity                             816,271              664,941
                                                          ----------           ----------
        Total liabilities and stockholders' equity        $1,099,446           $  951,633
                                                          ==========           ==========


(1) The Company has a 52 week fiscal year for 1999 while fiscal year 1998 was a 53 week year. For presentation purposes, all financial statements refer to the quarter's calendar month end.

(2) Amounts and per share data for the periods presented have been retroactively restated to reflect the merger with Everest Design Automation, Inc.



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                                 SYNOPSYS, INC.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME(1)
                      (in thousands, except per share data)
                                   (unaudited)

                                                THREE MONTHS ENDED               SIX MONTHS ENDED
                                                     MARCH 31,                       MARCH 31,
                                             ------------------------        ------------------------
                                             1999(2)         1998(3)         1999(2)         1998(3)
                                             --------        --------        --------        --------
Revenue:
    Product                                  $116,680        $ 97,763        $226,639        $202,288
    Service                                    73,506          59,296         143,773         113,761
                                             --------        --------        --------        --------
        Total revenue                         190,186         157,059         370,412         316,049
                                             --------        --------        --------        --------
Cost of revenue:
    Product                                     8,311           7,220          15,906          15,085
    Service                                    16,381          11,758          30,492          24,846
                                             --------        --------        --------        --------
        Total cost of revenue                  24,692          18,978          46,398          39,931
                                             --------        --------        --------        --------
Gross margin                                  165,494         138,081         324,014         276,118
                                             --------        --------        --------        --------
Operating expenses:
    Research and development                   39,182          34,939          80,118          71,290
    Sales and marketing                        58,476          53,280         114,054         114,479
    General and administrative                 10,873          10,175          21,965          22,435
    Amortization of goodwill                    1,470              --           1,470              --
                                             --------        --------        --------        --------
        Total operating expenses              110,001          98,394         217,607         208,204
                                             --------        --------        --------        --------
Operating income                               55,493          39,687         106,407          67,914
Other income, net                               9,708           6,439          18,192          11,340
                                             --------        --------        --------        --------

Income before provision for income taxes       65,201          46,126         124,599          79,254
Provision for income taxes                     20,864          15,803          39,871          27,141
                                             --------        --------        --------        --------
Net income                                   $ 44,337        $ 30,323        $ 84,728        $ 52,113
                                             ========        ========        ========        ========
Basic earnings per share:
    Net income                               $   0.63        $   0.46        $   1.21        $   0.79
                                             ========        ========        ========        ========
    Weighted average common shares             70,286          65,950          69,739          65,605
                                             ========        ========        ========        ========
Diluted earnings per share:
    Net income                               $   0.60        $   0.44        $   1.16        $   0.76
                                             ========        ========        ========        ========
    Weighted average common shares
      and equivalents                          73,873          68,262          73,207          68,585
                                             ========        ========        ========        ========


(1) The Company has a 52 week fiscal year for 1999 while fiscal year 1998 was a 53 week year. For presentation purposes, all financial statements refer to the quarter's calendar month end.

(2) Amounts and per share data for the periods presented exclude in-process research and development.

(3) Amounts and per share data for the periods presented have been retroactively restated to reflect the merger with Everest Design Automation, Inc. Amounts exclude the results of the PCB/Systems business of Viewlogic Systems, Inc., merger-related costs, in-process research and development and extraordinary items. This pro forma statement is unaudited.



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